UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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CLOUDERA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TO: Leadership Team

FROM: Robert Bearden, Chief Executive Officer of Cloudera

SUBJECT: Confidential Update

TIME & DATE: Tuesday, June 1 at 4:00 am PT

Team,

We’ve made a series of announcements that mark the beginning of an exciting new chapter for Cloudera. I know I can count on you to share these messages with your teams and confidently lead through the change.

The news

•

We have entered into a definitive agreement to be acquired by leading global investment firms, Clayton, Dubilier & Rice (CD&R) and KKR. With this transaction, Cloudera will become a private company with the flexibility and resources to drive forward Cloudera’s long-term path to hybrid cloud leadership for analytics that span the complete data lifecycle from the Edge to AI.

•

We have agreed to acquire two exciting SaaS companies, Datacoral and Cazena. These two strategic acquisitions will accelerate our public cloud roadmap and expand our market opportunity to move the company beyond big data to “self-managed” services. These two acquisitions mark an important milestone as we continue to execute our strategic plan to be a leader in the hybrid cloud space.

Later today, we will share a Manager Communications Toolkit, with expanded resources that will help with the cascade of communications.

We believe that as a private company, with the expertise and support of experienced investors such as CD&R and KKR who share our vision and values, Cloudera will have the resources and flexibility we need to invest in product-led growth and expand our market.

Overall, these changes mark another critical turning point in Cloudera’s journey – bold moves that will make us a stronger, more agile and more competitive company.

Thank you for your leadership and support. If you have any questions, please let me know.

Rob

Important Information and Where to Find It

In connection with the proposed transaction between Cloudera, Inc. (“Cloudera”) and affiliates of CD&R and KKR, a special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed transaction. Cloudera expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Cloudera stockholders. Cloudera may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Cloudera may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Cloudera through the website maintained by the SEC at www.sec.gov, Cloudera’s investor relations website at https://investors.cloudera.com/home/default.aspx or by contacting the Cloudera investor relations department at the following:

Kevin Cook

investor-relations@cloudera.com

650-644-3900

Participants in the Solicitation

Cloudera and certain of its directors, and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Cloudera’s stockholders will be set forth in the Proxy Statement for its special stockholder meeting. Cloudera stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Cloudera directors and executive officers in the transaction, which may be different than those of Cloudera stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements About the Proposed Transaction

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Cloudera’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Cloudera, CD&R and KKR, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Cloudera’s business and other conditions to the completion of the transaction; (ii) conditions to the closing of the transaction may not be satisfied; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the outcome of any legal proceedings related to the transaction; (v) the failure by CD&R and KKR to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; (vi) the impact of the COVID-19 pandemic on Cloudera’s business and general economic conditions; (vii) Cloudera’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm Cloudera’s business, including current plans and operations; (xi) the ability of Cloudera to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting Cloudera’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Cloudera operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Cloudera’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact Cloudera’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Cloudera’s response to any of the aforementioned factors. While the list of factors presented here is considered representative, such list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Cloudera’s financial condition, results of operations, or liquidity. Cloudera does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.